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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000, relating to the consolidated financial statements, which appear in the Extensity, Inc. Form S-1 dated January 26, 2000.



/s/ PricewaterhouseCoopers

San Jose, California
March 2, 2001